EXHIBIT 99

DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan
Asset Backed Notes, Series 2003-A Structural and Collateral
Materials

                                DAIMLERCHRYSLER

                                $1,500,000,000

                      DAIMLERCHRYSLER MASTER OWNER TRUST
                                    Issuer

       Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2003-A,
                             due February 15, 2008

               DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, Seller

             DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, Servicer

                              Subject to Revision
                      Term Sheet dated February 25, 2003

     The information contained in the attached materials is referred to as the "Information".

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Banc of America Securities LLC ("Banc of America") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Banc of America Syndicate Desk at (312) 828-1305.

      The information contained in the attached materials is referred to as the "Information".

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Banc One Capital Markets, Inc. ("BOCM") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. BOCM is a subsidiary of Bank One Corporation. While certain of BOCM's affiliates are banks, BOCM is not a bank but a registered broker/dealer. Any obligations of BOCM are the sole responsibility of BOCM and do not create any obligations on the part of any affiliate of BOCM. Securities sold or offered by BOCM, as such, are not deposits, are not insured by the Federal Deposit Insurance Corporation and may lose value.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. In addition, certain of the Information is based on information available on the date hereof and neither BOCM nor any of its affiliates assume any duty to update or revise such Information.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the BOCM Trading Desk at
(312) 732-7885.

      The information contained in the attached materials is referred to as the "Information".

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at (212) 272-4955.

      The information contained in the attached materials is referred to as the "Information".

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Credit Suisse First Boston Corporation ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at
(212) 325-2747.

      The information contained in the attached materials is referred to as the "Information."

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC ("DCS"). Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Syndicate Desk at (212) 469-7730.

      The information contained in the attached materials is referred to as the "Information".

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither J.P. Morgan Securities Inc. ("JPMorgan") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the JPMorgan Trading Desk at (212) 834-3720.

      The information contained in the attached materials is referred to as the "Information".

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Syndicate Desk at (212) 761-2270.

      The information contained in the attached materials is referred to as the "Information".

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Salomon Smith Barney Inc. ("Salomon Smith Barney") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents"). Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

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                            Summary of Series Terms

-------------------------------------------------------------------------------


Parties

        -------------------------------------------------------

                Party                  Description

        -------------------------------------------------------

         Issuer               o DaimlerChrysler Master
                                Owner Trust

        -------------------------------------------------------

         Seller               o DaimlerChrysler Wholesale
                                Receivables LLC ("DCWR"),
                                an indirectly owned
                                subsidiary of
                                DaimlerChrysler Services
                                North America LLC ("DCS")

                              o DCWR's executive offices are
                                located at 27777 Inkster Road,
                                Farmington Hills, Michigan
                                48334, and its telephone number
                                is (248) 427-2625

        -------------------------------------------------------

         Servicer             o DCS, a wholly owned
                                subsidiary of
                                DaimlerChrysler Corporation
                                ("DaimlerChrysler")

        -------------------------------------------------------

         Indenture trustee    o The Bank of New York

        -------------------------------------------------------

         Owner trustee for    o Chase Manhattan Bank USA,
         the issuer             National Association

        -------------------------------------------------------

         CARCO receivables    o CARCO Auto Loan Master Trust
         trust

                              o Owns the receivables and
                                has issued the collateral
                                certificate to the issuer

        -------------------------------------------------------


Title of Securities

      Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2003-A (the "Series 2003-A notes").

The Issuer's Primary Asset - the Collateral Certificate

      The issuer's primary asset is the collateral certificate. The collateral certificate is an investor certificate issued by the CARCO receivables trust and represents an allocable interest in a pool of receivables arising from revolving floorplan financing agreements of selected motor vehicle dealers. The issuer's primary source of funds to make payments on the Series 2003-A notes will be the distributions received on the collateral certificate. However, only the portion of those distributions that are allocated to Series 2003-A will be available to make payments on the Series 2003-A notes. The Series 2003-A noteholders will not have any recourse to any other assets of the issuer or any other person for payments on the Series 2003-A notes. Distributions on the collateral certificate that are allocated to other series of notes will only be available to make payments on the Series 2003-A notes under certain limited circumstances.

Stated Principal Amount; Nominal Liquidation Amount

             -------------------------------------------------------------

              Stated principal amount of
                 Series 2003-A notes.....................  $1,500,000,000
             -------------------------------------------------------------

              Initial nominal liquidation amount of
                 Series 2003-A notes.....................  $1,500,000,000
             -------------------------------------------------------------

              Initial Series 2003-A
                 overcollateralization amount............    $148,351,648
             -------------------------------------------------------------

              Initial Series 2003-A
                 nominal liquidation amount..............  $1,648,351,648
             -------------------------------------------------------------

      The Series 2003-A nominal liquidation amount will equal the portion of the invested amount of the collateral certificate allocated to Series 2003-A. The Series 2003-A notes are secured only by that portion of the collateral certificate that corresponds to the Series 2003-A nominal liquidation amount. The Series 2003-A nominal liquidation amount will be equal to the sum of (i) the nominal liquidation amount of the Series 2003-A notes (initially, $1,500,000,000) and (ii) the Series 2003-A overcollateralization amount (initially, $148,351,648). The Series 2003-A nominal liquidation amount, the nominal liquidation amount of the Series 2003-A notes and the Series 2003-A overcollateralization amount will be subject to reductions and reinstatements.

Series Issuance Date

      On or about March 3, 2003.

Series Cut-Off Date

      February 28, 2003.

-------------------------------------------------------------------------------

                 Terms of the Series 2003-A Notes

-------------------------------------------------------------------------------


Interest Payment Dates

      Interest will be payable on the 15th of each month, unless the 15th is not a business day, in which case the payment will be made on the following business day. The first payment will be on April 15, 2003.

Per Annum Interest Rate

      [o]% above one-month LIBOR (calculated as described in the indenture). Interest will be calculated on the basis of the actual number of days in the applicable interest period divided by 360.

Interest Periods

      Each period from and including a payment date to but excluding the following payment date, except that the first interest period will be from and including the Series 2003-A issuance date to but excluding the first payment date.

Principal Payments

      The issuer expects to pay the principal of the Series 2003-A notes (but only to the extent of the outstanding nominal liquidation amount of the Series 2003-A notes) in full on February 15, 2006 (the "Series 2003-A expected principal payment date"). However, under some circumstances the issuer may pay principal earlier or later or in reduced amounts.

Legal Final

      The issuer will be obligated to pay the principal amount of the Series 2003-A notes (but only to the extent of the outstanding nominal liquidation amount of the Series 2003-A notes), to the extent not previously paid, by February 15, 2008.

Revolving Period

      During the revolving period, the issuer will not pay principal on the Series 2003-A notes or accumulate principal for that purpose. Instead, the issuer will use the Series 2003-A share of available principal amounts to make principal payments on other series of notes and/or pay them to the issuer to maintain the interest in the CARCO receivables trust evidenced by the collateral certificate. The revolving period will begin at the close of business on the Series 2003-A cut-off date and will end when the accumulation period begins. The revolving period will also end if an early redemption period begins.

Accumulation Period

      The issuer will accumulate principal for the Series 2003-A notes during an accumulation period of no more than five months long unless (i) an early redemption period that is not terminated begins before the start of the accumulation period or (ii) the issuer, acting directly or through the administrator, elects at its option to delay the start of the accumulation period, to a later date selected by the issuer. The issuer may elect to delay the start of the accumulation period because it believes that (i) it will be able to reallocate available principal amounts allocable to other series of notes to make larger monthly deposits into the principal funding account over a shorter period of time or (ii) the payment rate on the receivables will permit larger monthly deposits to that account over a shorter period of time. The latest date on which the accumulation period will commence is January 1, 2006. During the accumulation period the issuer will accumulate the Series 2003-A share of principal collections for payment on February 15, 2006.

Early Redemption Period

      If an early redemption event occurs and is not cured, you will begin to receive payments of principal earlier than February 15, 2006. The period after the occurrence of an early redemption event is the early redemption period. Early redemption events are events that might adversely affect the issuer's ability to make payments on the Series 2003-A notes as originally expected.

Early Redemption Events

      The early redemption events with respect to the Series 2003-A notes will include the following:

      1. failure on the part of DCWR, the servicer or DCS (if DCS is no longer the servicer), as applicable,

          o to make any payment or deposit required by the CARCO receivables trust pooling and servicing agreement or the receivables purchase agreement, on or before the date occurring two business days after the date that payment or deposit is required to be made; or

          o to deliver a distribution date statement on the date required under the CARCO receivables trust pooling and servicing agreement, or within the applicable grace period which will not exceed five business days; or

          o to comply with its covenant not to create any lien on a receivable; or

          o to observe or perform in any material respect any other covenants or agreements set forth in the CARCO receivables trust pooling and servicing agreement or the receivables purchase agreement, which failure continues unremedied for a period of 45 days after written notice of that failure;

      2. any representation or warranty made by DCS, as seller, in the receivables purchase agreement or by DCWR in the CARCO receivables trust pooling and servicing agreement or any information required to be given by DCWR to the CARCO receivables trust trustee to identify the accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result the interests of the certificateholders are materially and adversely affected. An early redemption event, however, shall not be deemed to occur if DCWR has repurchased the related receivables or all of the receivables, if applicable, during that period in accordance with the provisions of the CARCO receivables trust pooling and servicing agreement;

      3. the occurrence of certain events of bankruptcy, insolvency or receivership relating to DCS or DaimlerChrysler;

      4. a failure by DCWR to convey receivables in additional accounts to the CARCO receivables trust within five business days after the day on which it is required to convey those receivables under the CARCO receivables trust pooling and servicing agreement;

      5. on any payment date, the primary Series 2003-A overcollateralization amount is reduced to an amount less than the required amount on that payment date after giving effect to the distributions to be made on that payment date; provided that, for the purpose of determining whether an early redemption event has occurred pursuant to this clause 5, any reduction of the primary Series 2003-A overcollateralization amount resulting from reallocations of the Series 2003-A available principal amounts to pay interest on the Series 2003-A notes in the event LIBOR is equal to or greater than the prime rate upon which interest on the receivables is calculated on the applicable LIBOR determination date will be considered an early redemption event only if LIBOR remains equal to or greater than such prime rate for the next 30 consecutive days following such LIBOR determination date;

      6.  any service default occurs;

      7. on any determination date, as of the last day of the preceding monthly collection period, the aggregate amount of principal receivables relating to used vehicles exceeds [20]% of the pool balance on that last day;

      8. on any determination date, the average of the monthly payment rates for the three preceding monthly collection periods, is less than [20]%;

      9. the outstanding dollar principal amount of the Series 2003-A notes is not repaid by the Series 2003-A expected principal payment date;

      10. the issuer becomes an investment company within the meaning of the Investment Company Act of 1940, as amended; and

      11. the occurrence of an event of default under the indenture.

Credit Enhancement - Series 2003-A Overcollateralization Amount

      On the Series 2003-A cut-off date, the portion of the collateral certificate allocable to Series 2003-A will equal $1,648,351,648 and will exceed the outstanding dollar principal amount of the Series 2003-A notes by $148,351,648. The amount of that excess is the initial Series 2003-A overcollateralization amount. This overcollateralization amount is intended to protect the Series 2003-A noteholders from the effect of charge-offs on defaulted receivables in the CARCO receivables trust that are allocated to Series 2003-A and any use of available principal amounts to pay interest on the Series 2003-A notes.

      The Series 2003-A overcollateralization amount will equal the sum of (i) 9.89% of the nominal liquidation amount of the Series 2003-A notes (which is referred to as the "Series 2003-A primary overcollateralization amount") and
(ii) the incremental overcollateralization amount, which is based on the amount of ineligible receivables and dealer overconcentration amounts in the CARCO receivables trust. The amount in clause (ii) may fluctuate from time to time.

      The issuer will allocate distributions on the collateral certificate to Series 2003-A on the basis of the sum of the nominal liquidation amount of the Series 2003-A notes and the Series 2003-A overcollateralization amount. The Series 2003-A overcollateralization amount will be reduced by:

      o reallocations of available principal amounts otherwise allocable to the Series 2003-A overcollateralization amount to pay interest on the Series 2003-A notes and

      o charge-offs resulting from uncovered defaults on receivables in the CARCO receivables trust allocated to Series 2003-A.

      Reductions in the Series 2003-A overcollateralization amount will result in a reduced amount of distributions on the collateral certificate that are available to make payments on the Series 2003-A notes. If the Series 2003-A overcollateralization amount is reduced to zero, then those reallocations and charge-offs will instead reduce the nominal liquidation amount of the Series 2003-A notes and you may incur a loss on your Series 2003-A notes.

Excess Principal Collections

      Principal collections allocable to other series of notes, to the extent not needed to make payments in respect of the other series, will be applied to make principal payments in respect of the Series 2003-A notes and of other series of notes then entitled to principal payments.

Optional Redemption

      The servicer may cause the issuer to redeem the Series 2003-A notes on any day on or after the day on which the nominal liquidation amount of the Series 2003-A notes is reduced to $150,000,000 or less.

Other Series of Notes and Certificates

      The issuer has previously issued two series of notes, referred to as the Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-A and the Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-B, and may issue additional series of notes. The CARCO receivables trust has previously issued several series of investor certificates and may issue additional series of investor certificates.

Note Ratings

      The issuer will issue the Series 2003-A notes only if they are rated at the time of issuance in the highest long-term rating category by at least one nationally recognized rating agency.

-------------------------------------------------------------------------------

                    The Dealer Floorplan Financing Business

-------------------------------------------------------------------------------

      The receivables sold to the CARCO receivables trust were or will be selected from extensions of credit and advances made by DaimlerChrysler and DCS to approximately 3,080 domestic motor vehicle dealers.

      o DCS financed 56.6% of the total number of all DaimlerChrysler-franchised dealers as of December 31, 2002.

      o As of December 31, 2002, approximately 44.2% of the dealers to which DCS had extended credit lines were DaimlerChrysler-franchised dealers that operated only DaimlerChrysler franchises, approximately 39.6% were DaimlerChrysler-franchised dealers that also operated non-DaimlerChrysler franchises and approximately 16.2% were non-DaimlerChrysler dealers.

      o As of December 31, 2002, the balance of principal receivables in the U.S. Wholesale Portfolio was approximately $11.8 billion.

      o DCS currently services the U.S. Wholesale Portfolio through its home office and through a network of five Chrysler Financial business centers and three Mercedes-Benz regional offices located throughout the United States.

      o As of December 31, 2002, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles (which includes auction vehicles as used vehicles) were $4.1 million and $0.6 million, respectively, and the average balance of principal receivables per dealer was $3.8 million.

      o As of December 31, 2002, the aggregate total receivables balance as a percentage of the aggregate total credit lines was approximately 82.2%.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.

-------------------------------------------------------------------------------

                 U.S. Wholesale Portfolio Percentages by Year
                          of Credit Line Origination

                            As of December 31, 2002

-------------------------------------------------------------------------------
                                                                       Prior to
   2002    2001     2000    1999     1998    1997    1996     1995       1995
 ------------------------------------------------------------------------------

  6.84%   13.70%    6.80%  7.80%    4.62%   4.48%    2.40%    4.39%     48.97%

 ------------------------------------------------------------------------------

      As of December 31, 2002, the weighted average spread over the prime rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.60%.

      Used vehicles (which excludes auction vehicles) represented approximately 2.71% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of December 31, 2002. As of December 31, 2002, used vehicles represented approximately 2.70% of the aggregate principal amount of receivables in the CARCO receivables trust (including Excluded Receivables).

Finance Hold Experience

      The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to finance hold as of the dates indicated. Finance hold indicates those dealers whose financing arrangements have been terminated due to certain financial difficulties.

-------------------------------------------------------------------------------

                            Finance Hold Experience


                              As of December 31,

             ------------------------------------------------------------------
              2002  2001  2000  1999  1998  1997  1996  1995  1994  1993  1992
             ------------------------------------------------------------------
Percent of
Dealers      1.8%   1.9%  0.8%  0.4%  0.9%  2.1%  1.1%  1.8%  1.6%  3.2%  6.8%

-------------------------------------------------------------------------------


Dealer Trouble Experience

      The following table provides the number and percentage of dealers in dealer trouble status in the U.S. Wholesale Portfolio as of the dates indicated. Dealer trouble status indicates those dealers that have probable principal loss potential.

-------------------------------------------------------------------------------

                           Dealer Trouble Experience

                              As of December 31,

             ------------------------------------------------------------------
              2002  2001  2000  1999  1998  1997  1996  1995  1994  1993  1992
             ------------------------------------------------------------------


Number of
Dealers         7    24    27    27    21    24    20    6     12    21    56

Percentage of
Dealers       0.2%  0.7%  0.8%  0.9%  0.7%  0.7%  0.6%  0.2%  0.3%  0.6%  1.8%

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 The Accounts

-------------------------------------------------------------------------------

      As of December 31, 2002, with respect to the dealer accounts in the CARCO receivables trust:

      o there were approximately 2,900 accounts and the aggregate principal receivables balance was approximately $10.8 billion;

      o the average credit lines per dealer for new and used vehicles (which include auction vehicles) were approximately $3.8 million and $0.6 million, respectively, and the average balance of principal receivables per dealer was approximately $3.7 million; and

      o the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 84.0%.

      Unless otherwise indicated, the statistics included in this paragraph, in the table below and under "DCS's Performance History -- Geographic Distribution" with respect to the accounts and the receivables in the CARCO receivables trust give effect to approximately $14.0 million of principal receivables balances with respect to dealers (the "Excluded Receivables" and the "Excluded Dealers," respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to limitations, are being voluntarily removed by the seller from the CARCO receivables trust. A portion of those principal receivables was created after those dealers entered into that status or were designated by the seller for removal from the CARCO receivables trust and, as a result, are owned by DCS. Principal receivables balances created prior to those dealers entering into that status or being designated for removal from the CARCO receivables trust are included in determining the principal receivables balance of the receivables held by the CARCO receivables trust.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts in the CARCO receivables trust.

-------------------------------------------------------------------------------

                     Account Portfolio Percentages by Year
                      of Credit Line Origination

                            As of December 31, 2002

-------------------------------------------------------------------------------
                                                                 Prior to
   2002    2001    2000    1999    1998    1997   1996    1995     1995
-------------------------------------------------------------------------------

   1.50%  13.90%  6.96%   8.47%   4.94%   4.71%   2.23%   3.89%   53.40%

-------------------------------------------------------------------------------

      As of December 31, 2002, the weighted average spread over the prime rate charged to dealers was approximately 0.61%.

-------------------------------------------------------------------------------

                           DCS's Performance History

-------------------------------------------------------------------------------


Loss Experience

      The following tables set forth the average principal receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible accounts in the CARCO receivables trust will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the eligible accounts in the CARCO receivables trust may be different.

---------------------------------------------------------------------------------------------------

                         Loss Experience for the U.S. Wholesale Portfolio

                                         ($ in Millions)

                                                         Year Ended December 31,
                                -------------------------------------------------------------------
                                   2002      2001        2000      1999    1998     1997   1996
                                -------------------------------------------------------------------
  Average Principal
    Receivables Balance (1).....  $9,813    $9,689      $11,336  $ 9.947  $9,236   $8,877 $8,825

  Net Losses / (Net
    Recoveries) (2).............  $   10    $    2      $    1   $   (0)  $   11   $    4 $    (0)

  Net Losses / (Net
    Recoveries) as a
    Percent of Liquidations.....  0.016%    0.004%      0.001%   (0.001)  0.020%   0.008% (0.000)%

  Net Losses / (Net
    Recoveries) as a
    Percent of Average
    Principal Receivables
    Balance.....................  0.11%     0.02%       0.01%    (0.00)%  0.12%    0.04%  (0.00)%


                                                Year Ended December 31,
                                ----------------------------------------------------------
                                    1995     1994        1993     1992     1991    1990
                                ----------------------------------------------------------
  Average Principal
    Receivables Balance (1).....  $8,256    $6,754      $6,271   $5,344   $4,826   $4,726

  Net Losses / (Net
    Recoveries) (2).............  $    (1)  $    (1)    $   12   $   26   $   36   $   23

  Net Losses / (Net
    Recoveries) as a
    Percent of Liquidations.....  (0.002)%  (0.003)%    0.035%   0.098%   0.163%   0.117%

  Net Losses / (Net
    Recoveries) as a
    Percent of Average
    Principal Receivables
    Balance.....................  (0.01)%   (0.01)%     0.19%    0.49%    0.75%    0.49%


(1) Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period.

(2) Net Losses in any period are gross losses less recoveries for such period.


---------------------------------------------------------------------------------------------------

Aging Experience

      The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the eligible accounts in the CARCO receivables trust will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the eligible accounts in the CARCO receivables trust may be different. The percentages may not add up to 100.00% because of rounding.

-------------------------------------------------------------------------------

          Age Distribution for the U.S. Wholesale Portfolio

                                    As of December 31,

                 --------------------------------------------------------------
  Aging (Days)    2002   2001    2000    1999    1998    1997   1996    1995
                 --------------------------------------------------------------

    <31.......   28.3%   33.5%   23.0%   36.7%   32.2%   32.5%  31.1%   30.6%
    31-60.....   18.9%   23.0%   19.8%   21.9%   21.5%   21.9%  20.6%   22.2%
    61-90.....   16.3%   14.3%   18.3%   16.6%   15.3%   14.7%  16.7%   17.5%
    91-120....   14.4%   10.6%   16.6%   11.6%   12.6%   11.0%  12.0%   11.8%
    121-150...   10.6%    7.7%   10.0%    4.4%    8.0%    7.4%   6.7%    6.9%
    151-180...    4.3%    3.5%    2.9%    2.5%    2.9%    3.3%   3.2%    2.4%
    181-210...    1.9%    1.9%    2.8%    1.5%    1.9%    1.9%   2.4%    1.6%
    211-240...    1.3%    1.4%    1.6%    1.3%    1.3%    1.3%   1.5%    1.1%
    241-270...    0.8%    0.9%    1.2%    0.9%    0.9%    1.0%   1.1%    1.1%
    271-300...    0.7%    0.8%    1.1%    0.7%    0.7%    0.9%   0.9%    1.0%
    301-330...    0.6%    0.5%    0.8%    0.4%    0.6%    0.8%   0.7%    0.7%
    331-360...    0.3%    0.3%    0.6%    0.3%    0.4%    0.6%   0.5%    0.6%
    >360......    1.6%    1.6%    1.3%    1.2%    1.7%    2.7%   2.6%    2.5%
    Total.....  100.0%  100.0%  100.0%  100.0%  100.0%  100.0% 100.0%  100.0%

-------------------------------------------------------------------------------

Geographic Distribution

      The following table provides the geographic distribution of the vehicle inventory for all dealers in the CARCO receivables trust on the basis of receivables outstanding and the number of dealers generating the portfolio. The percentages may not add up to 100.00% because of rounding.

------------------------------------------------------------------------------------------

           Geographic Distribution of Accounts in the CARCO Receivables Trust

                                     As of December 31, 2002

                                         Percentage of       Total         Percentage of
                      Receivables         Receivables      Number of         Number of
                    Outstanding (2)      Outstanding (2)   Dealers (3)      Dealers (3)
                   -------------------  ----------------  -------------  -----------------
  Texas........... $ 1,003,197,615.04         9.33%             183            6.31%
  California......     836,469,306.58         7.77%             173            5.96%
  Florida.........     732,780,187.90         6.81%             138            4.76%
  New York .......     640,915,610.46         5.96%             173            5.96%
  Illinois........     546,881,159.97         5.08%             140            4.82%
  New Jersey......     544,804,634.47         5.06%             133            4.58%
  Other(1)........   6,455,577,826.73        59.99%           1,962           67.61%
                   -------------------  ----------------  -------------  -----------------
  Total .......... $10,760,626,341.15       100.00%           2,902          100.00%
                   ===================  ================  =============  =================

  (1) No other state includes more than 5% of the outstanding receivables.

  (2) Includes Excluded Receivables.

  (3) Includes Excluded Dealers.

------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                 Maturity and Principal Payment Considerations

-------------------------------------------------------------------------------

      You will begin receiving principal on your notes if an early redemption period that is not terminated has commenced. Full payment of the Series 2003-A notes by the Series 2003-A expected principal payment date depends on, among other things, repayment by dealers of the receivables and may not occur if dealer payments are insufficient. Because the receivables are paid upon retail sale of the underlying vehicle, the timing of the payments is uncertain. There is no assurance that DCS will generate additional receivables under the accounts or that any particular pattern of dealer payments will occur. Also, the shorter the accumulation period length, the greater the likelihood that payment of the Series 2003-A notes in full by the Series 2003-A expected principal payment date will be dependent on the reallocation of available principal amounts which are initially allocated to other outstanding series of notes. If one or more other series of notes from which available principal amounts are expected to be available to be reallocated to the payment of the Series 2003-A notes enters into an early redemption period before the Series 2003-A expected principal payment date, available principal amounts allocated to those series of notes will not be available to be reallocated to make payments of principal of the Series 2003-A notes and you may receive your final payment of principal later than the Series 2003-A expected principal payment date.

      Because an early redemption event with respect to the Series 2003-A notes may occur and would initiate an early redemption period, you may receive the final payment of principal on your Series 2003-A notes prior to the scheduled termination of the revolving period or prior to the Series 2003-A expected principal payment date.

      The amount of new receivables generated in any month and monthly payment rates on the receivables may vary because of seasonal variations in vehicle sales and inventory levels, retail incentive programs provided by vehicle manufacturers and various economic factors affecting vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown. The monthly payment rate is the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance of receivables in the U.S. Wholesale Portfolio for the period. These monthly payment rates include principal credit adjustments. Because eligible accounts in the CARCO receivables trust will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the eligible accounts in the CARCO receivables trust may be different than those shown below.

---------------------------------------------------------------------------------------------------

               Monthly Payment Rates for the U.S. Wholesale Portfolio


                                                Year Ended December 31,
                       ----------------------------------------------------------------------------
                        2002   2001   2000   1999   1998   1997   1996   1995   1994   1993   1992
                       ----------------------------------------------------------------------------
    Highest Month..... 65.4%  64.4%  52.8%  60.5%  60.8%  57.7%  58.3%  59.1%  59.7%  54.7%  50.6%

    Lowest Month.....  44.9%  42.4%  36.3%  44.7%  42.5%  41.1%  43.2%  36.5%  34.2%  35.9%  34.4%

    Average of the
    Months
    in the
    Period..........   55.7%  52.6%  45.6%  52.0%  50.0%  48.2%  49.0%  45.6%  50.3%  46.6%  41.3%

---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

        The Collateral Certificate - Required Participation Percentage

-------------------------------------------------------------------------------

      The seller will be required to add to the CARCO receivables trust the receivables of additional accounts if the pool balance at the end of a monthly collection period is less than the required participation amount for the following payment date. The calculation of the required participation amount is a function of the required participation percentage. The required participation percentage for the collateral certificate is 103%. However, if either (a) the aggregate amount of principal receivables due from either AutoNation, Inc. and its affiliates or United Auto Group, Inc. and its affiliates on the close of business on the last day of any monthly collection period is greater than 4% of the pool balance on that day or (b) the aggregate amount of principal receivables due from any other dealer at such time is greater than 1.5% of the pool balance on that day, then the required participation percentage, as of that last day and with respect to that monthly collection period and the immediately following monthly collection period only, will be 104%. Furthermore, the seller may, upon ten days' prior notice to the CARCO receivables trust trustee and the rating agencies, reduce the required participation percentage to not less than 100%, so long as the rating agencies shall not have notified the seller or the servicer that any reduction will result in a reduction or withdrawal of the rating of the Series 2003-A notes or any other outstanding series or class of notes.